POWER OF ATTORNEY

    I, the undersigned Trustee of the Principled Equity Market Fund, hereby severally constitute David W.C. Putnam, Christopher Williams, and Peter K. Blume, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly to sign for us, and in our names and in the capacity mentioned below, any and all Registration Statements and/or Amendments to the Registration Statements, filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Registration Statement, and all additional Registration Statements and Amendments thereto.

   Witness my hand and common seal on the date set forth below*


Signature                    Title                     Date


/S/SR. ANNE MARY DONOVAN     Trustee                   March 30, 2009
Sr. Anne Mary Donovan, SNBD


This Power of Attorney may be executed in several counterparts, each of which shall be regarded as an original and all of which taken together shall constitute one and the same Power of Attorney, and any of the parties hereto may execute this Power of Attorney by signing any such counterpart.


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                                POWER OF ATTORNEY

    I, the undersigned Trustee of the Principled Equity Market Fund, hereby severally constitute David W.C. Putnam, Christopher Williams, and Peter K. Blume, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly to sign for us, and in our names and in the capacity mentioned below, any and all Registration Statements and/or Amendments to the Registration Statements, filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to said Registration Statement, and all additional Registration Statements and Amendments thereto.

   Witness my hand and common seal on the date set forth below*


Signature                 Title                     Date


/S/GEORGE A. VIOLIN       Trustee                   March 30, 2009
George A. Violin

This Power of Attorney may be executed in several counterparts, each of which shall be regarded as an original and all of which taken together shall constitute one and the same Power of Attorney, and any of the parties hereto may execute this Power of Attorney by signing any such counterpart.


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                              CERTIFIED RESOLUTIONS

         The undersigned, Christopher Y. Williams, Assistant Secretary of Principled Equity Market Fund, DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Trustees of the Trust, and that such resolutions have not been amended, modified or rescinded and remain in full force and effect on the date hereof.

RESOLVED: That Peter K. Blume, Esquire, attorney for the Trust, be and hereby is named and constituted agent for service with respect to the aforesaid Registration Statement to receive notices and communication with respect to the 1993
Act and the 1940 Act, with all power consequent upon such designation of and under the rules and regulations of the Commission.

RESOLVED: That the signature of any officer of the Trust required by law to be affixed to the Registration Statement, or to any amendment thereof, may be affixed by said officer personally or by an attorney-in-fact duly constituted in writing by said officer to sign his name thereto.

    IN WITNESS WHEREOF, I have executed this Certificate as of April 28, 2009.

                                          /s/CHRISTOPHER Y.WILLIAMS
                                          Christopher Y. Williams




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